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                                   AGREEMENT


         The undersigned, USA Detergents, Inc., a Delaware corporation (the "Company"), and Frederick R. Adler, an individual ("Adler"), hereby agree as follows:

         1. The Company desires to retain the services of Adler for the next three years, commencing on January 1, 1998, to assist the Company in exploring the possibility of strategic and/or financing alternatives for the Company, which may include any of the following: (i) the sale by the Company of any of its securities, whether debt or equity, to any person, entity or group of persons or entities, in one transaction or a series of related transactions, or any other form of investment in the Company (in one transaction or a series of related transactions) by any person, entity or group; or (ii) the reorganization, merger, combination, share exchange or consolidation of the Company with or into another corporation or the merger, reorganization, combination, share exchange or consolidation of another corporation into the Company; or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all the assets of the Company to any person, entity or group of persons or entities; or (iv) any transaction, financing or issuance of securities which is of a similar nature to any of the foregoing or which Adler in his discretion believes may be appropriate for the Company to consider.

         2. Adler agrees to so assist the Company for the next three years. Adler shall devote such time and attention in the performance of his services hereunder, as Adler in his discretion deems necessary and/or appropriate.

         3. In consideration of the sum of $175,000 and of the services to be provided by Adler as provided above, the Company hereby grants to Adler a warrant to purchase 350,000 shares of the common stock, $.01 par value per share, of the Company, in the form attached hereto as Exhibit A, at a per share purchase price of $7.875, being the closing price of the Common Stock on the Nasdaq National Market on the date hereof. The $175,000 purchase price for the Warrant may be paid, at Adler's option, in cash or by delivery of a promissory note in the form attached hereto as Exhibit B.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 26th day of December, 1997.


                                                  USA Detergents, Inc.


                                             By:  /s/ Uri Evan
                                                  -------------------------

                                                  /s/ Frederick R. Adler
                                                  -------------------------
                                                  Frederick R. Adler